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                                                                   EXHIBIT 10.28



                      FOURTH AMENDMENT TO CREDIT AGREEMENT

              This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 9, 2000, by and among SpectraSite Communications, Inc., a Delaware corporation (the ABorrower@), SpectraSite Holdings, Inc., a Delaware corporation ("Holdco"), CIBC World Markets Corp. and Credit Suisse First Boston, as arrangers (the "Arrangers"), Credit Suisse First Boston, as syndication agent (the "Syndication Agent"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent"), Canadian Imperial Bank of Commerce, as collateral agent (the "Collateral Agent") and the other Credit Parties signatory hereto (the "Credit Parties").

                              W I T N E S S E T H:

              WHEREAS, the Borrower, Holdco, the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties are parties to that certain Credit Agreement dated as of April 20, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 23, 1999, as further amended by that certain Second Amendment to Credit Agreement dated as of December 22, 1999, as further amended by that certain Third Amendment to Credit Agreement dated as of February 14, 2000 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the ACredit Agreement@); and

              WHEREAS, the Borrower and Holdco have requested, and the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties have agreed, to amend the Credit Agreement as and to the extent set forth herein;

              NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

              1.      Amendments to Article 1.

                      (a) Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following new definitions to be placed in appropriate alphabetical order:


                      "Additional  Telecorp Towers" shall mean up to 250 Towers
              (such number being subject to increase or decrease based on negotiations between the Borrower and Telecorp) to be constructed or acquired by the Borrower, from time to time, for lease

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              to Telecorp  pursuant to the future tower commitment set forth in the Telecorp Purchase Documents.

                      "Fourth  Amendment"  shall mean the Fourth  Amendment  to
              this Agreement dated as of March ___, 2000.

                      "Holdco  2010  Notes"  shall  mean  shall mean the Senior
              Notes and the Senior Discount Notes, in each case due 2010 issued by Holdco pursuant to the terms and conditions of the Indenture For 2010 Notes.

                      "Holdco Equity Offering" shall mean the issuance and sale
              by Holdco of 25,645,000 shares of its common Capital Stock that was consummated on or about February 1, 2000.

                     "Indenture For 2010 Notes" shall mean, collectively, that
              certain Senior Notes Indenture to be entered into by Holdco, as issuer, and United States Trust Company of New York, as trustee, in respect of the Holdco 2010 Notes, and that certain Senior Discount Notes Indenture to be entered into by Holdco, as issuer, and United States Trust Company of New York, as trustee, in respect of the Holdco 2010 Notes, which Indentures shall provide, among other things, that (a) interest payable on the Holdco 2010 Notes may be paid at a coupon no greater than, (i) with respect to the Senior Notes, 12.5%, and (ii) with respect to the Senior Discount Notes, 14.5%, (b) interest shall not be payable with respect to more than $200,000,000 of the Holdco 2010 Notes prior to the expiration of the Five Year PIK Period except from a Pre-Funded Interest Account, and (c) the Holdco 2010 Notes shall have no required cash redemptions (other than customary change of control redemption provisions) or principal maturities prior to the Tranche B Maturity Date.

                      "Target  Acquisition" shall mean that certain Acquisition
              of Tower Assets in conjunction with up to 110 Tower Sites, which shall be consummated by the Borrower on terms and conditions reasonably satisfactory to the Administrative Agent, for an aggregate Purchase Price not to exceed $180,000,000.

                    "Telecorp"  shall mean Telecorp PCS,  Inc., a [_________]
              corporation.

                      "Telecorp  Acquisition" shall mean the Acquisition by the
              Borrower of certain Tower Assets from Telecorp including approximately 205 Tower Sites for an aggregate Purchase Price of approximately $61,500,000, and the related lease to Telecorp, under a master lease agreement, of space on such Towers (and any Additional Telecorp Towers) and ground space on the land in the vicinity of such Towers (and any Additional Telecorp Towers), pursuant to the terms and conditions of the Telecorp Purchase Documents.

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                      "Telecorp  Purchase  Documents"  shall mean the documents
              relating to the Telecorp Acquisition, which shall contain terms and conditions reasonably satisfactory to the Administrative Agent, as such documents may be amended from time to time, together with all schedules and exhibits thereto and other documents executed in connection therewith.

                      "UK Investment" shall mean the Investment  (including the
              purchase of approximately fifty percent (50%) of the issued and outstanding equity interests in such joint venture) by Holdco, directly or indirectly, in a joint venture with an entity organized under the laws of the United Kingdom and having a market capitalization in excess of $5,000,000,000, for the purpose of engaging in the business of owning, leasing, managing, Abuilding-out@ and constructing Towers in the United Kingdom and Europe, in an aggregate amount not to exceed, (a) with respect to stock consideration, $100,000,000 in common Capital Stock of Holdco (or assets of Holdco acquired in connection with the issuance of such Capital Stock), and (b) with respect to cash consideration, $100,000,000 in cash.

                      "UK  Acquisition  Documents"  shall  mean  the  documents
              relating to the UK Investment, as amended from time to time, and all schedules and exhibits thereto and other documents executed in connection therewith."

                      (b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of AIndentures@ and by substituting the following in lieu thereof:

                      "Indentures" shall mean, collectively,  the Indenture For
              2008 Notes, the Indenture For 2009 Notes and the Indenture For 2010 Notes."

                      (c) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of APre-Approved Transactions@ and by substituting the following in lieu thereof:

                      "Pre-Approved Transactions= shall mean, collectively, the
              Apex Acquisition, the DigiPH Acquisition, the UbiquiTel Investment, the AirTouch Acquisition, the UK Investment, the Nextel 2 Acquisition, the Telecorp Acquisition and the Acquisitions described in Sections 8.5(xiii) and (xv) hereof."

                      (d) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definition of "Pre-Approved Transaction Documents" and by substituting the following in lieu thereof:


                      "Pre-Approved    Transaction   Documents=   shall   mean,
              collectively, the Westower Merger Agreement, the NTA Investment Documents, the Apex Acquisition Documents, the DigiPH Purchase
              Documents,   the  UbiquiTel  Investment  Documents,

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              the  AirTouch Purchase Documents, the Nextel 2 Purchase
              Documents, UK Investment Documents, the Telecorp Purchase Documents, the documents relating to the acquisition of Additional Nextel Towers and the documents relating to the Acquisitions described in Section 8.5(xiii) and (xv) hereof
             (including all schedules and exhibits thereto)."

                      (e) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by adding the following sentence at the end of the existing definition of "Subsidiary":

                      "Notwithstanding  anything  contained in the  foregoing to the contrary, neither the UK Investment nor any entity formed for the purpose of making the UK Investment that is owned, directly or indirectly, by Holdco shall be deemed a Subsidiary of Holdco or the Borrower for purposes of this Agreement."

              2. Amendment to Section 2.7. Section 2.7 of the Credit Agreement, Mandatory Repayments, is hereby modified and amended by deleting the parenthetical beginning in the second line of subsection (c) and by substituting the following in lieu thereof:

                      "(other  than the  issuance of the Holdco 2009 Notes in an amount not to exceed $340,003,656 and the issuance of the Holdco 2010 Notes in an amount not to exceed $500,000,000)"

              3. Amendment to Section 5.1. Section 5.1(h) of the Credit Agreement, Title to Assets, is hereby modified and amended by deleting the last sentence therefrom and by substituting the following in lieu thereof:

              "Tower  Sub does not own any  material  Assets  other  than  Tower
              Assets comprising the Nextel Collateral and Tower Space Lease Agreements with Co-Locators on Towers comprising the Nextel Collateral, and Holdco does not own any material Assets other than
              (i) the Capital Stock of the Borrower, (ii) the UK Investment (or the Capital Stock of any entity formed for the purpose of making the UK Investment), (iii) the Capital Stock of any shell Subsidiary formed by Holdco solely for the purpose of consummating any Permitted Acquisition, and (iv) on the closing date of any Permitted Acquisition, the Capital Stock of any target company acquired in connection with such Permitted Acquisition immediately prior to the contribution of such Capital Stock to the Borrower."

              4. Amendment to Section 6.2. Section 6.2 of the Credit Agreement, Business; Compliance with Applicable Law, is hereby amended by deleting the second sentence therefrom and substituting the following in lieu thereof:


                      "Holdco will engage  solely in the business of holding the
              Capital Stock of (a) the Borrower, (b) the UK Investment (or the Capital Stock of any entity formed for

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              the purpose of making the UK Investment),  (c) any shell
              Subsidiary formed by Holdco solely for the purpose of consummating any Permitted Acquisition, and (d) on the closing date of any Permitted Acquisition, any target company acquired in connection with such Permitted Acquisition immediately prior to the contribution of such Capital Stock to the Borrower."

              5. Amendments to Section 6.16.

                      (a) Section 6.16 of the Credit Agreement, Covenants Regarding Formation of Subsidiaries and the Making of Investments and Acquisitions, is hereby modified and amended by deleting the parenthetical beginning after the words Asuch Subsidiary or Person@ in clause (b) of the first sentence and by substituting the following in lieu thereof:

              "(other than (i) the Foreign Westower Subsidiaries, in which case the pledge shall be of sixty-five percent (65%) (or in the case of Westower Highlight Do Brazil, sixty percent (60%)) of the Capital Stock of such Subsidiary and (ii) the UK Investment (or the Capital Stock of any entity formed for the purpose of making the UK Investment))"

                      (b) Section 6.16 of the Credit Agreement, Covenants Regarding Formation of Subsidiaries and the Making of Investments and Acquisitions, is hereby further modified and amended by inserting A(other than the UK Investment (or the Capital Stock of any entity formed for the purpose of making the UK Investment))@ immediately following the words Aafter the Agreement Date@ in the second sentence thereof.

              6. Amendment to Article 6. Article 6 of the Credit Agreement, Affirmative Covenants, is hereby modified and amended by adding the following new Section 6.17 at the end thereof:



                      "Section 6.17 Special Purpose Vehicles. The Borrower shall form one or more special purpose Subsidiaries (the ASPVs") for the purpose of holding and making Acquisitions of Tower Assets permitted under Section 8.5 hereof, and with respect to all such Acquisitions completed on and after March ___, 2000, the Borrower shall, and shall cause each of its Subsidiaries to, contribute all Towers and Tower Assets acquired by the Borrower or such Subsidiary to an SPV. The Borrower shall comply with Section 6.16 hereof in respect of each SPV. Notwithstanding anything to the contrary contained in this Agreement, the following provisions shall apply with respect to SPVs: (a) any SPV may transfer Tower Assets to Tower Sub to the extent that such Tower Assets shall constitute Future Nextel Towers; (b) none of the SPVs may make Investments otherwise permitted to be made by Subsidiaries of the Borrower pursuant to Section 8.2 or 8.5(v) hereof; (c) none of the SPVs may liquidate or dissolve itself (or suffer any liquidation or dissolution), or enter into any merger, consolidation or other business combination (except with another SPV), otherwise permitted to be made by Subsidiaries of the Borrower pursuant to Section
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              8.5(ii)   hereof;   (d)   none  of  the  SPVs  may  form
              Subsidiaries; (e) SPVs may transfer Assets freely amongst themselves, but not to the Borrower or any other Subsidiary of the Borrower that does not constitute an SPV; (f) none of the SPVs shall create, assume, incur or remain obligated in respect of, or permit to be outstanding, any Indebtedness except for trade or accounts payable and other obligations, and accrued expenses, incurred in the ordinary course of business, other than for borrowed money; and (g) none of the SPVs shall be obligated in respect of any Guaranty of the performance obligations of the Borrower or any of its Subsidiaries (other than under the Loan Documents). Neither Tower Sub nor California Sub shall be deemed SPVs for purposes of this Agreement."

              7. Amendments to Section 8.1.

                      (a) Section 8.1 of the Credit Agreement, Indebtedness, is hereby modified and amended by deleting clause (i) from subsection (h) and by substituting the following in lieu thereof:

              "(i) Indebtedness represented by the Holdco 2008 Notes, the Holdco 2009 Notes and the Holdco 2010 Notes,"

                      (b) Section 8.1 of the Credit Agreement, Indebtedness, is hereby further modified and amended by deleting clause (iii) from subsection (h) and by substituting the following in lieu thereof:

              "(iii) accrual of interest, accrual of dividends, the accretion of accreted value, the payment of interest in the form of additional Indebtedness and the payment of dividends in the form of additional shares in respect of the Holdco 2008 Notes, the Holdco 2009 Notes, the Holdco 2010 Notes or any other Permitted High-Yield Securities,"

                      (c) Section 8.1 of the Credit Agreement, Indebtedness, is hereby further modified and amended by deleting the phrase Aeither of the Indentures" from clause (iv) of subsection (h) and by substituting Aany of the Indentures" in lieu thereof.

              8. Amendments to Section 8.5.

                      (a) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby modified and amended by deleting existing subsection (xii) thereof and substituting the following in lieu thereof:


                      "(xii)  so long as no  Default  or Event of  Default  then exists or would be caused thereby, subject to compliance with Sections 6.10 and 6.16 hereof, (A) the Borrower and its
              Subsidiaries (other than Tower Sub and California Tower) may consummate each of the Pre-Approved Transactions (other than the Nextel 2
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              Acquisition,  the UK  Investment  and  the  transaction described in clause (xiii) below), and (B) the Borrower may construct or purchase the Additional Telecorp Towers; provided, however, that with respect to the Telecorp Acquisition, the Borrower shall provide the Arrangers with evidence satisfactory to them that Holdco shall have received at least $400,000,000 of proceeds in connection with the issuance of the 2010 Notes (or, in the alternative, provide the Arrangers and the Lenders calculations demonstrating pro forma compliance with the Financial Covenants after giving effect to the Telecorp Acquisition)."

                      (b) Section 8.5 of the Credit Agreement, Liquidation; Merger; Acquisition or Disposition of Assets, is hereby further modified and amended by adding the following new subsections (xiv) and (xv) at the end thereof:

                      "(xiv)  so long as no  Default  or Event of  Default  then exists or would be caused thereby, and notwithstanding anything to the contrary contained herein or in any Loan Document, Holdco may, directly or indirectly, make and hold the UK Investment, so long as the cash portion of the Purchase Price is from the Net Proceeds received by Holdco in connection with the issuance of the Holdco 2010 Notes or the Holdco Equity Offering; and

                      "(xv) so long as (A) no Default  or Event of Default  then exists or would be caused thereby, (B) the Borrower shall provide the Arrangers with evidence satisfactory to them that Holdco shall have received at least $400,000,000 of proceeds in connection with the issuance of the 2010 Notes (or, in the alternative, provide the Arrangers and the Lenders calculations demonstrating pro forma compliance with the Financial Covenants after giving effect to such Acquisition), and (C) the Borrower shall provide the Administrative Agent with evidence satisfactory to it that the revenue and cash flow acquired by the Borrower in connection with the Target Acquisition shall have no material negative deviations from the projected revenue and cash flow relating to the Target Acquisition as set forth in the Borrower=s Projections delivered to the Administrative Agent in connection with the Fourth Amendment, the Borrower may, subject to compliance with Sections 6.10, 6.16 and 6.17 hereof, consummate the Target Acquisition."

              9. Amendments to Section 8.7.

                      (a) Section 8.7 of the Credit Agreement, Restricted Payments and Purchases, is hereby modified and amended by deleting clause (a) and by substituting the following in lieu thereof:


             "(a) (i)  interest  payments  on the Holdco  2008 Notes and on the
              Holdco 2009 Notes, (ii) interest payments on the Holdco 2010 Notes, and (iii) interest or dividend payments, as applicable, on Permitted High-Yield Securities issued on or before the

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              Agreement Date, in the case of clauses (i) and (iii),  following expiration of the Five Year PIK Period or from a Pre-Funded Interest Account,"

                      (b) Section 8.7 of the Credit Agreement, Restricted Payments and Purchases, is hereby further modified and amended by deleting clause (e) and by substituting the following in lieu thereof

           "(e) payments of >Additional Interest= (as that term is defined in the Registration Rights Agreements entered into in connection with the Holdco 2008 Notes, the Holdco 2009 Notes and the Holdco 2010 Notes) and any other comparable payments in respect of other Permitted High-Yield Securities"

              10. Amendment to Section 8.9. Section 8.9 of the Credit Agreement, Corporate Name; Corporate Structure; Business, is hereby amended by deleting subsection (b) therefrom and by substituting the following in lieu thereof:

                      "(b) with respect to the  Borrower  and its  Subsidiaries, engage in any businesses other than the Tower Operations and the Other Operations and activities related or incident thereto, and with respect to Holdco, engage in any business other than that of holding the Capital Stock of (i) the Borrower, (ii) the UK Investment (or the Capital Stock of any entity formed for the purpose of making the UK Investment), (iii) any shell Subsidiary formed by Holdco solely for the purpose of consummating any
              Permitted  Acquisition,  and  (iv)  on  the  closing  date  of any
              Permitted Acquisition, any target company acquired in connection with such Permitted Acquisition immediately prior to the contribution of such Capital Stock to the Borrower"

              11. Amendment to Section 10.1. Section 10.1 of the Credit Agreement, Events of Default (Senior Obligations), is hereby modified and amended by deleting the phrase Aeither of the Indentures" from subsection (m) and by substituting Aany of the Indentures@ in lieu thereof.

              12. No Other Amendments, Waivers or Consents. Except for the amendments, waivers and consents set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

              13. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above (the AEffective Date@) upon the following:

                      (a) The Administrative Agent=s receipt of a counterpart hereof duly executed by the Borrower and Holdco, and by the Majority Lenders;
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                      (b) With respect to issuance of the Holdco 2010 Notes, the
              Arrangers" receipt of calculations demonstrating the Borrower=s pro forma compliance with the Credit Agreement through the Tranche B Maturity Date; and

                      (c) All of the  representations  and  warranties of Holdco and the Borrower set forth in the Credit Agreement and this Amendment, other than those that are expressly made as of a specific date, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date as though made on and as of such date.

              14. Amendment Fee. The Borrower hereby agrees to pay, on the Effective Date, to each Lender that delivers such Lender=s written consent to this Amendment to counsel for the Administrative Agent prior to 5:00 p.m. (New York time) on Thursday, March 9, 2000, an amendment fee in an amount equal to one-tenth of one percent (0.10%) of such Lender=s Revolving Commitment and Term Loans then outstanding.

              15. Conditions Subsequent. As a condition subsequent to the amendments set forth in this Amendment, the Borrower shall perform or cause to be performed the following (the failure by the Borrower to so perform or cause to be performed for any reason constituting an Event of Default under the Credit Agreement):

                      (a) Collateral. Promptly following the closing date for each of the Telecorp Acquisition and the Target Acquisition, the Borrower shall execute and deliver to the Collateral Agent all agreements, instruments and other items required to be so delivered pursuant to Section 6.16 of the Credit Agreement, including, without limitation, a collateral assignment of the Telecorp Purchase Documents in favor of the Collateral Agent; and

                      (b) Definitive Documentation. Promptly upon the closing of each of the Telecorp Acquisition and the Target Acquisition, the Borrower shall deliver to the Arrangers a full set of copies of the documents executed in connection with each such Acquisition. Promptly upon consummation of the transactions contemplated in connection with the issuance of the Holdco 2010 Notes, the Borrower shall deliver to the Arrangers a full set of copies of the Indenture For 2010 Notes, the Holdco 2010 Notes and all documents executed in connection therewith.

              16. Representations and Warranties. Each of the Borrower and Holdco, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Arrangers, the Syndication Agent, the Administrative Agent, the Collateral Agent and the Credit Parties that:



                      (a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower and Holdco, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of

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              the Borrower and Holdco and is  enforceable  against the Borrower and Holdco in accordance with its terms, except as enforceability
              may be limited by  bankruptcy,   insolvency,   reorganization   or
              similar laws affecting creditors' rights generally and by the application of general equitable principles;

                      (b) Before and after giving effect to this  Amendment,  no
              Default or Event of Default with respect to the Borrower or Holdco has occurred and is continuing;

                      (c) As of the date hereof and after  giving  effect to the issuance of the Holdco 2010 Notes, (i) the property of the Borrower, at a fair valuation on a going concern basis, will exceed its debt; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; and (iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and

                      (d) No event  contemplated in connection with the issuance of the Holdco 2010 Notes shall occur, which has not been consented to or waived, the occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, a material default by Holdco, the Borrower or any of their respective Subsidiaries under any material indenture, agreement or other instrument, including, without limitation, the material Necessary Authorizations and the Indentures, or any judgment, decree or order, to which Holdco, the Borrower or any of their respective Subsidiaries is a party or by which Holdco, the Borrower or any of their respective Subsidiaries or any of their respective properties may be bound or affected.

              17. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

              18. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.



              19. Law of Contract. THIS CONSENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:                      SPECTRASITE COMMUNICATIONS, INC.


                                        By:      /s/ David P. Tomick
                                           -----------------------------------
                                        Name:         David P. Tomick
                                             ---------------------------------
                                        Title:        Executive Vice President
                                              --------------------------------


                                    Attest:
                                             --------------------------------
                                     Name:
                                             --------------------------------
                                     Title:
                                             --------------------------------

HOLDCO:                        SPECTRASITE HOLDINGS, INC.


                                        By:      /s/ David P. Tomick
                                             --------------------------------
                                        Name:         David P. Tomick
                                             --------------------------------
                                        Title:        Executive Vice President
                                             --------------------------------

                                    Attest:
                                             --------------------------------
                                     Name:
                                             --------------------------------
                                     Title:
                                             --------------------------------

ADMINISTRATIVE                 CANADIAN IMPERIAL BANK OF
AGENT:                                  COMMERCE


                                        By:      /s/  Colleen Risorto
                                             --------------------------------
                                        Name:          Colleen Risorto
                                             --------------------------------
                                        Title:         Executive Director
                                             --------------------------------
                                             CIBC World Markets Corp. as Agent

ARRANGERS:                               CIBC WORLD MARKETS CORP.
                                        (f/k/a CIBC Oppenheimer Corp.)

                                        By:      /s/  Colleen Risorto
                                             --------------------------------
                                        Name:          Colleen Risorto
                                             --------------------------------
                                        Title:         Executive Director
                                             --------------------------------
                                             CIBC World Markets Corp. as Agent


                                        CREDIT SUISSE FIRST BOSTON


                                        By:      /s/  James P. Moran
                                             --------------------------------
                                        Name:          James P. Moran
                                             --------------------------------
                                        Title:              Director

                                        By:      /s/  Kristin Lepri
                                             --------------------------------
                                        Name:          Kristin Lepri
                                             --------------------------------
                                        Title:         Associate
                                             --------------------------------

COLLATERAL AGENT:     CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:      /s/  Colleen Risorto
                                             --------------------------------
                                        Name:          Colleen Risorto
                                             --------------------------------
                                        Title:         Executive Director
                                             --------------------------------
                                             CIBC World Markets Corp. as Agent

SYNDICATION AGENT:    CREDIT SUISSE FIRST BOSTON


                                        By:      /s/  James P. Moran
                                             --------------------------------
                                        Name:          James P. Moran
                                             --------------------------------
                                        Title:              Director
                                             --------------------------------


                                        By:      /s/  Kristin Lepri
                                             --------------------------------
                                        Name:          Kristin Lepri
                                             --------------------------------
                                        Title:         Associate
                                             --------------------------------

MANAGING AGENTS:               BANK OF MONTREAL, CHICAGO BRANCH


                                        By:      /s/  Karen Klapper
                                             --------------------------------
                                        Name:          Karen Klapper
                                             --------------------------------
                                        Title:         Director
                                             --------------------------------


                                        THE BANK OF NOVA SCOTIA

                                        By:      /s/  P.A. Weissenberger
                                             --------------------------------
                                        Name:       P.A. Weissenberger
                                             --------------------------------
                                        Title:         Authorized Signatory
                                             --------------------------------

                                   FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)


                                      By:
                                        --------------------------------
                                     Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                   DRESDNER BANK AG, NEW YORK AND GRAND
                                   CAYMAN BRANCHES


                                        By:      /s/  Patrick A. Kelehe
                                             --------------------------------
                                        Name:       Patrick A. Kelehe
                                             --------------------------------
                                        Title:         Vice President
                                             --------------------------------

                                        By:      /s/  Brian E. Haughne
                                             --------------------------------
                                        Name:       Brian E. Haughney
                                             --------------------------------
                                        Title:         Assistant Vice President
                                             --------------------------------

                                        TORONTO DOMINION (TEXAS), INC.

                                        By:      /s/  Ann Slanis
                                             --------------------------------
                                        Name:          Ann Slanis
                                             --------------------------------
                                        Title:          Vice President
                                             --------------------------------

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:      /s/  Peter C. Connoy
                                             --------------------------------
                                        Name:       Peter C. Connoy
                                             --------------------------------
                                        Title:         Vice President
                                             --------------------------------

CO-AGENT:                      CREDIT LYONNAIS NEW YORK BRANCH


                                        By:      /s/  Patrick McCarthy
                                             --------------------------------
                                        Name:          Patrick McCarthy
                                             --------------------------------
                                        Title:         Authorized Signature
                                             --------------------------------

LENDERS:                       CIBC INC.


                                        By:      /s/  Colleen Risorto
                                             --------------------------------
                                        Name:          Colleen Risorto
                                             --------------------------------
                                        Title:           Executive Director
                                             --------------------------------
                                             CIBC World Markets Corp. as Agent

                                        CREDIT SUISSE FIRST BOSTON


                                        By:      /s/ James P. Moran
                                             --------------------------------
                                        Name:         James P. Moran
                                             --------------------------------
                                        Title:             Director
                                             --------------------------------


                                        By:      /s/  Kristin Lepri
                                             --------------------------------
                                        Name:          Kristin Lepri
                                             --------------------------------
                                        Title:
                                             --------------------------------

                                        BANK OF MONTREAL, CHICAGO BRANCH


                                        By:      /s/  Karen Klapper
                                             --------------------------------
                                        Name:          Karen Klapper
                                             --------------------------------
                                        Title:             Director
                                             --------------------------------

                                        THE BANK OF NOVA SCOTIA


                                        By:      /s/  P.A. Weissenberger
                                             --------------------------------
                                        Name:          P.A. Weissenberger
                                             --------------------------------
                                        Title:            Authorized Signatory
                                             --------------------------------

                                    FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)


                                     By:
                                        --------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                             --------------------------------

              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                                        By:      /s/  Patrick A. Keleher
                                             --------------------------------
                                        Name:          Patrick A. Keleher
                                             --------------------------------
                                        Title:            Vice President
                                               --------------------------------


                                        By:      /s/  Brian E. Haughney
                                             --------------------------------
                                        Name:          Brian E. Haughney
                                             --------------------------------
                                        Title:         Assistant Vice President
                                                 -------------------------------

                                        TORONTO DOMINION (TEXAS), INC.


                                        By:      /s/  Ann S. Slanis
                                             --------------------------------
                                        Name:          Ann S. Slanis
                                             --------------------------------
                                        Title:            Vice President
                                               --------------------------------

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:      /s/  Peter C. Connoy
                                             --------------------------------
                                        Name:          Peter C. Connoy
                                             --------------------------------
                                        Title:               Vice President
                                             --------------------------------

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:      /s/  Patrick McCarthy
                                             --------------------------------
                                        Name:          Patrick McCarthy
                                             --------------------------------
                                        Title:           Authorized Signature
                                             --------------------------------

                                        THE BANK OF NEW YORK


                                      By:
                                             --------------------------------
                                     Name:
                                             --------------------------------
                                     Title:
                                             --------------------------------

                                        CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


                                        By:      /s/  Louie Lavoie
                                             --------------------------------
                                        Name:          Louie Lavoie
                                             --------------------------------
                                        Title:              Manager
                                             --------------------------------


                                        By:      /s/  Lucie Rousseau
                                             --------------------------------
                                        Name:          Lucie Rousseau
                                               --------------------------------
                                        Title:                  Vice President
                                               --------------------------------

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:      /s/  Colleen Risorto
                                             --------------------------------
                                        Name:          Colleen Risorto
                                             --------------------------------
                                        Title:           Executive Director
                                             --------------------------------
                                              CIBC World Markets Corp. as Agent

                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                        By:      /s/  Daniel E. A. Nichols
                                             --------------------------------
                                        Name:          Daniel E. A. Nichols
                                             --------------------------------
                                        Title          Assistant Vice President
                                             --------------------------------

                                        CYPRESSTREE INVESTMENT FUND, LLC

                                        By:      CypressTree Investment
                                                 Management Company, Inc., its
                                                 Managing Member


                                        By:      /s/  Peter K. Merrill
                                             --------------------------------
                                        Name:          Peter K. Merrill
                                             --------------------------------
                                        Title:              Managing Director
                                             --------------------------------

                                        NORTHAMERICAN SENIOR FLOATING RATE FUND

                                        By:      CypressTree Investment
                                                 Management Company, Inc., its
                                                 Managing Member


                                        By:      /s/  Peter K. Merrill
                                             --------------------------------
                                        Name:          Peter K. Merrill
                                             --------------------------------
                                        Title:              Managing Director
                                             --------------------------------

                                CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.

                                        As:      Attorney-in-Fact and on behalf
                                                 of First Allmerica Financial
                                                 Life Insurance Company as
                                                 Portfolio Manager


                                        By:      /s/  Peter K. Merrill
                                             --------------------------------
                                        Name:          Peter K. Merrill
                                             --------------------------------
                                        Title:              Managing Director
                                             --------------------------------

                                        KZH CYPRESSTREE-1 LLC


                                       By:
                                         --------------------------------
                                     Name:
                                           --------------------------------
                                    Title:
                                             --------------------------------

                                        FREMONT INVESTMENT & LOAN


                                        By:      /s/  Kannika Viravan
                                             --------------------------------
                                        Name:       Kannika Viravan
                                             --------------------------------
                                        Title:         Vice President
                                             --------------------------------

                                        HELLER FINANCIAL, INC.


                                        By:      /s/  Scott Ziemke
                                             --------------------------------
                                        Name:          Scott Ziemke
                                             --------------------------------
                                        Title:      Assistant Vice President
                                             --------------------------------

                                        MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                         INC.


                                        By:      /s/  Joseph Matteo
                                             --------------------------------
                                        Name:          Joseph Matteo
                                             --------------------------------
                                        Title:
                                             --------------------------------

                                        PPM AMERICA, INC., as attorney in fact,
                                        on behalf of Jackson National Life
                                        Insurance Company


                                        By:      /s/  John Walding
                                             --------------------------------
                                        Name:          John Walding
                                             --------------------------------
                                        Title:             Managing Director
                                             --------------------------------

                                        Fleet  National Bank (f/k/a  BankBoston,
                                        N.A.),   as  Trust   Administrator   for
                                        LONGLANE MASTER TRUST IV


                                     By:
                                        --------------------------------
                                     Name:
                                         --------------------------------
                                     Title:
                                            --------------------------------

                                        GALAXY CLO 1999-1, LTD.

                                        By:      SAI Investment Advisor, Inc.,
                                                 its Collateral Manager


                                      By:
                                        --------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                             --------------------------------

                                        OXFORD STRATEGIC INCOME FUND

                                        By:      Eaton Vance Management, as
                                                 Investment Advisor


                                        By:      /s/  Payson F. Swaffield
                                             --------------------------------
                                        Name:          Payson F. Swaffield
                                             --------------------------------
                                        Title:           Vice President
                                             --------------------------------

                                        SENIOR DEBT PORTFOLIO

                                        By:      Boston Management and Research,
                                                 as Investment Advisor


                                        By:      /s/  Payson F. Swaffield
                                             --------------------------------
                                        Name:          Payson F. Swaffield
                                             --------------------------------
                                        Title:              Vice President
                                             --------------------------------

                                        J.H. WHITNEY MARKET VALUE FUND, L.P.

                                        By:      J.H. Whitney Value GP, Ltd.,
                                                 its General Partner


                                        By:      /s/  Daniel J. O'Brien
                                             --------------------------------
                                        Name:       Daniel J. O'Brien
                                             --------------------------------
                                        Title:
                                             --------------------------------

                                        J.H. WHITNEY MEZZANINE FUND, L.P.

                                  By:         Whitney GP, Ltd. - General Partner
                                               -------------------------------


                                  By:
                                        --------------------------------
                                  Name:
                                        --------------------------------
                                  Title:
                                        --------------------------------

                                        BANK OF AMERICA, N.A.


                                      By:
                                        --------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                           --------------------------------

                                        DEBT STRATEGIES FUND I, INC.


                                        By:      /s/  Joseph Matte
                                             --------------------------------
                                        Name:          Joseph Matteo
                                             --------------------------------
                                        Title:
                                             --------------------------------

                                        DEBT STRATEGIES FUND II, INC.


                                        By:      /s/  Joseph Matte
                                             --------------------------------
                                        Name:          Joseph Matteo
                                             --------------------------------
                                        Title:
                                             --------------------------------

                                        THE FUJI BANK, LIMITED, NEW YORK BRANCH


                                      By:
                                        --------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                           --------------------------------

                                        VAN KAMPEN SENIOR INCOME TRUST


                                        By:      /s/  Darvin D. Pierce
                                             --------------------------------
                                        Name:       Darvin D. Pierce
                                             --------------------------------
                                        Title:         Vice President
                                             --------------------------------

                                        PROSPECT INTERNATIONAL DEBT
                                        STRATEGY FUND


                                      By:
                                        --------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                             --------------------------------

                                        EATON VANCE SENIOR INCOME TRUST


                                        By:      /s/ Payson F. Swaffield
                                             --------------------------------
                                        Name:         Payson F. Swaffield
                                             --------------------------------
                                        Title:                 Vice President
                                             --------------------------------

                                 MERRILL LYNCH SENIOR FLOATING RATE FUNDII, INC.


                                        By:      /s/  Joseph Matteo
                                             --------------------------------
                                        Name:          Joseph Matteo
                                             --------------------------------
                                        Title:
                                              --------------------------------

                                   MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                                        By:      /s/  Sheila Finnerty
                                             --------------------------------
                                        Name:       Sheila Finnerty
                                             --------------------------------
                                        Title:         Senior Vice President
                                             --------------------------------

                                        SAWGRASS TRADING LLC


                                        By:      /s/  Kelly C. Walker
                                             ----------------------------
                                        Name:          Kelly C. Walker
                                             ----------------------------
                                        Title:               Vice President
                                             ----------------------------

                                        BANC OF AMERICA SECURITIES LLC


                                        By:
                                           ------------------------
                                        Name:
                                            ------------------------
                                        Title:
                                             ------------------------

                                        FIRST DOMINION FUNDING III


                                        By:      /s/  Andrew H. Marshak
                                             ------------------------
                                        Name:       Andrew H. Marshak
                                             ------------------------
                                        Title:      Managing Director
                                             ------------------------